Exhibit 10.1

2017 REPLACEMENT TERM LOAN AMENDMENT

2017 REPLACEMENT TERM LOAN AMENDMENT, dated as of August 17, 2017 (this “Amendment”), to that certain Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, as amended by the Term Loan Joinder Agreement and Amendment dated as of July 15, 2016, the Term Loan Amendment dated as of July 26, 2016 and the Third Amendment dated as of February 8, 2017 (the “Term Loan Credit Agreement”), by and among Douglas Dynamics, Inc. (“Holdings”), Douglas Dynamics, L.L.C. (the “Company” or the “Borrower”), Douglas Dynamics Finance Company (“DD Finance”), Fisher, LLC (“Fisher”), Trynex International LLC (“Trynex”), Henderson Enterprises Group, Inc. (the survivor of a merger with DDIZ Acquisition, Inc.) (“HEG”), Henderson Products, Inc. (“HPI”) and Dejana Truck & Utility Equipment Company, LLC (“Dejana” and, together with Holdings, DD Finance, Fisher, Trynex, HEG and HPI, each a “Guarantor” and collectively, the “Guarantors”), the several lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) and the other agents and parties party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Term Loan Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that (i) the Lenders effect certain modifications to the Term Loan Credit Agreement as described herein (the Term Loan Credit Agreement, as so modified hereby, the “Amended Credit Agreement”), and (ii) the outstanding Term B Loans be replaced with a new term loan B facility (the “2017 Replacement Term Loan Facility”) by obtaining the 2017 Replacement Term Loan Commitments (as defined in Section 3 of this Amendment);

WHEREAS, the loans under the 2017 Replacement Term Loan Facility (the “2017 New Term Loans”) will replace and refinance the currently outstanding Term B Loans and are collectively intended to be Replacement Term Loans, as contemplated in Section 10.5(f) of the Term Loan Credit Agreement;

WHEREAS, the 2017 New Term Loans will have the terms set forth in the Amended Credit Agreement;

WHEREAS, JPMorgan Chase Bank, N.A. is the lead arranger and bookrunner (the “Amendment Lead Arranger”) for the 2017 New Term Loans;

WHEREAS, (i) each existing Lender that executes and delivers a lender addendum signature page to this Amendment (substantially in the form attached hereto) in such capacity (a “Continuing Term Lender Addendum”) and in connection therewith agrees to continue up to all of its Existing Term Loans (as defined below) as 2017 New Term Loans (such continued Term Loans, the “Continued Term Loans”, and such Lenders, collectively, the “Continuing Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue, pursuant to a cashless roll, up to all of its existing Term B Loans (all existing Term B Loans outstanding under the Term Loan Credit Agreement, the “Existing Term Loans”, and the Lenders of such Existing Term Loans, collectively, the “Existing Term Lenders”) outstanding on the Effective Date (as defined below) as 2017 New Term Loans in a principal amount equal to the aggregate principal amount of such Existing Term Loans so continued (it being understood that the principal amount of Existing Term Loans so continued shall be its Continuing Term Loan Commitment (as defined in Section 3 of this Amendment);

WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Term Lender in its capacity as such) that executes and delivers a lender addendum signature page to this Amendment (substantially in the form attached hereto) (a “Replacement Term Lender Addendum”) and agrees in connection therewith to provide its 2017 New Term Loan (collectively, the “Replacement Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) commit to provide its 2017 New Term Loan on the Effective Date (the “Replacement Term Loans”) in such amount (not in excess of any such commitment) as is equal to its Replacement Term Loan Commitment (as defined in Section 3 of this Amendment);

WHEREAS, the proceeds of the Replacement Term Loans will be used to repay in full the outstanding principal amount of the Existing Term Loans that are not continued as 2017 New Term Loans by Continuing Term Lenders (the “Non-Continuing Term Loans”);

WHEREAS, the Continuing Term Lenders and the Replacement Term Lenders (collectively, the “2017 Term Lenders”) are severally willing to continue their Existing Term Loans as Continued Term Loans and/or to provide Replacement Term Loans, as the case may be, subject to the terms and conditions set forth in the Term Loan Credit Agreement, this Amendment and the Amended Credit Agreement, as applicable; and

WHEREAS, the 2017 Term Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.  DEFINED TERMS

Terms defined in the Amended Credit Agreement and not defined herein are used herein as defined therein.

II.  AMENDMENTS TO THE TERM LOAN CREDIT AGREEMENT

The Term Loan Credit Agreement is hereby amended, effective immediately after the provision of, or the continuation of Existing Term Loans as, as applicable, 2017 New Term Loans on the Effective Date, as follows:

2.1          Amendments to Section 1.1 of the Term Loan Credit Agreement.  Section 1.1 of the Term Loan Credit Agreement is hereby amended as follows:

(a)           The definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Rate Loan, a percentage, per annum, equal to: (i) in the case of ABR Loans, 2.00% and (ii) in the case of Eurodollar Rate Loans, 3.00%.

(b)           The definition of “Lender” is hereby amended and restated in its entirety as follows:

“Lender” means, at any time, each financial institution or other entity that is listed on the signature pages of the 2017 Replacement Term Loan Amendment as a “Continuing Term Lender” and/or “Replacement Term Lender,” as applicable, and shall include any other Person that becomes a party hereto pursuant to an Assignment and Assumption or a Term Loan Joinder Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

(c)           The definition of “Sanctioned Country” is hereby amended by adding “Crimea,” immediately before “Cuba”.

(d)           The definition of “Term Loan” is hereby amended and restated in its entirety as follows:

“Term Loan” means, on and after the 2017 Replacement Term Loan Amendment Effective Date, any 2017 New Term Loans made or continued pursuant to the 2017 Replacement Term Loan Amendment and any Additional Term Loans made pursuant to Section 2.23, as applicable.  On and after the 2017 Replacement Term Loan Amendment Effective Date, each reference to a “Term Loan” in this Amendment and in the other Credit Documents shall be deemed to include the 2017 New Term Loans, except as the context may otherwise require.

(e)           The definition of “Term Loan Commitment” is hereby amended and restated in its entirety as follows:

“Term Loan Commitment” means, with respect to any Lender, the obligation of such Lender, if any, on and after the 2017 Replacement Term Loan Amendment Effective Date, (i) to continue its Existing Term Loans (as defined in the 2017 Replacement Term Loan Amendment) as a 2017 New Term Loan or (ii) to make a 2017 New Term Loan in the amount provided for in the 2017 Replacement Term Loan Amendment. The aggregate amount of the Term Loan Commitments on, and after giving effect to, the 2017 Replacement Term Loan Amendment Effective Date is $313,962,401.02.

The amount of each Lender’s Term Loan Commitment on the 2017 Replacement Term Loan Amendment Effective Date is its 2017 Replacement Term Loan Commitment.  For all purposes hereunder, from and after the 2017 Replacement Term Loan Amendment Effective Date, each reference to a “Term Loan Commitment” in this Amendment and in the Credit Documents shall be deemed to include the commitments to provide, or to continue Existing Term Loans as, the 2017 New Term Loans.

(f)            The following new definitions shall be inserted in their proper alphabetical order:

“2017 New Term Loans” shall have the meaning assigned to such term in the 2017 Replacement Term Loan Amendment.

“2017 Replacement Term Loan Amendment” shall mean the 2017 Replacement Term Loan Amendment, dated as of the 2017 Replacement Term Loan Amendment Effective Date, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

“2017 Replacement Term Loan Amendment Effective Date” shall mean August 17, 2017.

“2017 Replacement Term Loan Facility” shall have the meaning set forth in the 2017 Replacement Term Loan Amendment.

“2017 Replacement Term Loan Commitment” shall have the meaning set forth in the 2017 Replacement Term Loan Amendment.

“Continuing Term Lender” shall have the meaning assigned to such term in the 2017 Replacement Term Loan Amendment.

“Continued Term Loans” shall have the meaning assigned to such term in the 2017 Replacement Term Loan Amendment.

“Existing Term Loans” shall have the meaning assigned to such term in the 2017 Replacement Term Loan Amendment.

“Replacement Term Lender” shall have the meaning assigned to such term in the 2017 Replacement Term Loan Amendment.

2.2          Amendment to Section 2.1(a) of the Term Loan Credit Agreement.  Section 2.1(a) of the Term Loan Credit Agreement is hereby amended by adding the following at the end thereof:

Subject to the terms and conditions set forth in the 2017 Replacement Term Loan Amendment, on the 2017 Replacement Term Loan Amendment Effective Date, each Continuing Term Lender severally agrees to continue its Existing Term Loans pursuant to a cashless roll as 2017 New Term Loans in a principal amount not to exceed its 2017 Replacement Term Loan Commitment, and each Replacement Term Lender severally agrees to make 2017 New Term Loans to the Borrower in a principal amount not to exceed its 2017 Replacement Term Loan Commitment. Any amount borrowed or continued pursuant to the 2017 Replacement Term Loan Amendment and subsequently repaid or prepaid may not be reborrowed.  Subject to Sections 2.11, 2.12 and 2.13, all amounts owed hereunder with respect to the 2017 New Term Loans shall be paid in full no later than the Maturity Date.  Each Lender’s Term Loan Commitment shall terminate immediately and without further action on the 2017 Replacement Term Loan Amendment Effective Date after giving effect to the making by such Lender (if applicable) of, and the continuation by such Lender (if applicable) of Term Loans into, 2017 New Term Loans on the 2017 Replacement Term Loan Amendment Effective Date.

2.3          Amendment to Section 2.1(b) of the Term Loan Credit Agreement.  Section 2.1(b) of the Term Loan Credit Agreement is hereby amended and restated in its entirety as follows:

(b)           Borrowing Mechanics for 2017 New Term Loans.  The Company shall deliver to the Administrative Agent a fully executed and delivered Funding Notice no later than 10:00 a.m. (New York City time) at least (x) three Business Days in advance of the 2017 Replacement Term Loan Amendment Effective Date in the case of a Eurodollar Rate Loan to be made on the 2017 Replacement Term Loan Amendment Effective Date or (y) one Business Day in advance of the 2017 Replacement Term Loan Amendment Effective Date in the case of an ABR Loan to be made on the 2017 Replacement Term Loan Amendment Effective Date.  Promptly upon receipt by the Administrative Agent of such Funding Notice, the Administrative Agent shall notify each Lender of the proposed borrowing.

2.4          Amendment to Section 2.5 of the Term Loan Credit Agreement.  Section 2.5 of the Term Loan Credit Agreement is hereby amended and restated in its entirety as follows:

2.5          Use of Proceeds.  The proceeds of the 2017 New Term Loans made pursuant to the 2017 Replacement Term Loan Amendment shall be used on the 2017 Replacement Term Loan Amendment Effective Date to repay the Loans that are not Continued Term Loans that are required to be repaid pursuant to Section 2.11.  The proceeds of the Additional Term Loans made pursuant to Section 2.23 shall be used for general corporate purposes of the Borrower and its Subsidiaries.  No portion of the proceeds of any Credit Extension shall be used in any manner that causes or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation thereof or to violate the Exchange Act.

2.5          Amendment to Section 2.11 of the Term Loan Credit Agreement.  Section 2.11 of the Term Loan Credit Agreement is hereby amended by (i) replacing the text “outstanding on the Third Amendment Effective Date” in the first paragraph thereof with “outstanding on the 2017 Replacement Term Loan Amendment Effective Date”, (ii) replacing the text “March 31, 2017” with “September 30, 2017” and (iii) inserting the following text at the end thereof “The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders holding Term Loans that are not Continued Term Loans, the outstanding principal amount of such Term Loans that are not Continued Term Loans on the 2017 Replacement Term Loan Amendment Effective Date.”

2.6          Amendment to Section 2.19 of the Term Loan Credit Agreement.  Section 2.19 of the Term Loan Credit Agreement is hereby amended by adding the following as a new clause (h) therein:

(h)           Survival.  Each party’s obligations under this Section 2.19 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document.

2.7          Amendment to Section 2.21 of the Term Loan Credit Agreement.  Section 2.21 of the Term Loan Credit Agreement is hereby amended by (i) replacing the text “six-month anniversary” with “twelve-month anniversary” and (ii) replacing the text “Third Amendment Effective Date” with “2017 Replacement Term Loan Amendment Effective Date”.

2.8          Amendment to Section 2.23(b) of the Term Loan Credit Agreement.  Section 2.23(b) of the Term Loan Credit Agreement is hereby amended by (i) replacing each reference therein to “Third Amendment Effective Date” with “2017 Replacement Term Loan Amendment Effective Date” and (ii) replacing each reference therein to “Term B Loans” with “2017 New Term Loans”.

2.9          Amendment to Section 10.6(c)(i) of the Term Loan Credit Agreement.  Section 10.6(c)(i) of the Term Loan Credit Agreement is hereby amended by replacing the reference therein to “$1,000,000” with “$500,000”.

III.  2017 NEW TERM LOANS; ALLOCATIONS AND REALLOCATIONS

3.1          Each (a) Replacement Term Lender, by executing a Replacement Term Lender Addendum, and (b) Continuing Term Lender, by executing a Continuing Term Lender Addendum, consents to the amendments to the Term Loan Credit Agreement set forth in this Amendment.

3.2          Subject to the terms and conditions set forth herein (i) each Continuing Term Lender agrees to continue, pursuant to a cashless roll, all its Existing Term Loans as a Continued Term Loan on the date requested by the Borrower to be the Effective Date in a principal amount equal to such Continuing Term Lender’s Continuing Term Loan Commitment (as defined below) and (ii) each Replacement Term Lender agrees to provide its Replacement Term Loan on such date in a principal amount equal to such Replacement Term Lender’s Replacement Term Loan Commitment (as defined below). The Borrower shall give notice to the Administrative Agent of the proposed Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each Continuing Term Lender and each Replacement Term Lender thereof.

3.3          Each Replacement Term Lender will provide its Replacement Term Loan on the Effective Date by making available to the Administrative Agent, in the manner contemplated by the Amended Credit Agreement or as otherwise arranged by the Administrative Agent and such Replacement Term Lenders, an amount equal to its Replacement Term Loan Commitment. The “Replacement Term Loan Commitment” of any Replacement Term Lender will be such amount (not exceeding any commitment offered by such Replacement Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Effective Date.  The “Continuing Term Loan Commitment” of any Continuing Term Lender will be the amount of its Existing Term Loans as set forth in the Register immediately prior to giving effect to the Effective Date (or such lesser amount as allocated to it by the Administrative Agent and notified to it on or prior to the Effective Date), which shall be continued as an equal amount of Continued Term Loans (it being understood that no cash will be advanced as part of any continuation of Continued Term Loans). Replacement Term Loan Commitments and Continuing Term Loan Commitments are collectively referred to herein as the “2017 Replacement Term Loan Commitment”.  The commitments of the Replacement Term Lenders and the continuation undertakings of the Continuing Term Lenders are several and no such Lender will be responsible for any other such Lender’s failure to provide, or continue its Existing Term Loans as, as applicable, its 2017 New Term Loan.  The 2017 New Term Loans may from time to time be ABR Loans or Eurodollar Rate Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Sections 2.1 and 2.7 of the Amended Credit Agreement.  Upon the provision of, or the continuation of the Existing Term Loans as, as applicable, 2017 New Term Loans on the Effective Date, the 2017 New Term Loans shall be ABR Loans or Eurodollar Rate Loans, as the case may be, of the same Type and with the Interest Period(s) that were applicable to the Existing Term Loans immediately prior to the Effective Date uninterrupted thereby with the initial Interest Period(s) applicable to the 2017 New Term Loans equal to the remaining length of such Existing Term Loans’ Interest Period(s).

3.4          The obligation of each 2017 Term Lender to provide, or continue its Existing Term Loans as, as applicable, its 2017 New Term Loans on the Effective Date is subject to the satisfaction of the conditions set forth in Section 4 of this Amendment.

3.5          On and after the Effective Date, each reference in the Amended Credit Agreement to “Term B Loans” shall be deemed a reference to the 2017 New Term Loans contemplated hereby, except as the context may otherwise require.

3.6          The Lenders hereby agree to waive the notice requirements of Section 2.12 of the Amended Credit Agreement (which notice is otherwise hereby deemed to be effectively given to the Administrative Agent) in connection with the prepayment or replacement of Existing Term Loans contemplated hereby.  The Continuing Term Lenders, constituting Required Lenders immediately prior to the Effective Date, hereby agree to waive the breakage costs provisions of Section 2.17 of the Term Loan Credit Agreement in connection with the prepayment or replacement of Existing Term Loans contemplated hereby.

IV.  CONDITIONS TO EFFECTIVENESS

4.1          This Amendment shall become effective on the date of satisfaction of the following conditions precedent (such date, the “Effective Date”):

(a)           The Administrative Agent (or its counsel) shall have received from each Credit Party, the Administrative Agent and the 2017 Term Lenders either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include fax or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)           The Administrative Agent shall have received, on behalf of itself and the Lenders on the Effective Date, a customary written opinion of Foley & Lardner LLP, counsel for the Credit Parties, in form and substance satisfactory to the Administrative Agent, dated as of the Effective Date (and each Credit Party hereby instructs such counsel to deliver such opinion to the Administrative Agent.

(c)           The Administrative Agent shall have received (i) copies of each Organizational Document for each Credit Party, certified as of a recent date prior to the Effective Date by the appropriate governmental official or, as applicable, by an officer of such Credit Party, (ii) signature and incumbency certificates of the officers of each Credit Party executing the Credit Documents to which it is a party, (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party, certified as of the Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment, (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business (other than the State of Maryland, with respect to Dejana), each dated a recent date prior to the Effective Date, and (v) such other documents as the Administrative Agent may reasonably request.

(d)           The Administrative Agent shall have received, at least five (5) Business Days in advance of the Effective Date, all documentation and other information required by Governmental Authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001.

(e)           All fees, expenses and other amounts due and payable to the Amendment Lead Arranger, the Agents, or to any Lender on or prior to the Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Credit Documents on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) required to be reimbursed or paid by the Credit Parties under the Term Loan Credit Agreement or under any other Credit Document shall have been paid or shall have been authorized to be deducted from the proceeds of the funding of the 2017 New Term Loans.

(f)            The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower dated the Effective Date certifying that (a) the representations and warranties contained in the Term Loan Credit Agreement and the other Credit Documents are true and correct in all material respects (or in all respects, if qualified by materiality) on and as of the Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects, if qualified by materiality) on and as of such earlier date, and (b) both before and after giving effect to the making of the 2017 New Term Loans, no Default or Event of Default has occurred and is continuing or would result from the provision of, or the continuation of Existing Term Loans as, as applicable, 2017 New Term Loans on the Effective Date.

(g)           The Borrower shall have provided the Administrative Agent with a Funding Notice substantially in the form of Exhibit A-1 to the Term Loan Credit Agreement no later than 10:00 a.m. (New York City time) at least three Business Days in advance of the Effective Date with respect to the borrowing of Replacement Term Loans on the Effective Date.

Each 2017 Term Lender, by delivering its signature page to this Amendment and providing, or continuing its Existing Term Loans as, as applicable, its 2017 New Term Loan on the Effective Date shall be deemed to have acknowledged receipt of and consented to and approved each Credit Document and each other document required to be approved by the Administrative Agent or any Lender, as applicable, on the Effective Date.

V.  EFFECT ON THE CREDIT DOCUMENTS

5.1          Except as expressly provided herein, all of the terms and provisions of the Term Loan Credit Agreement and the other Credit Documents are and shall remain in full force and effect. This Amendment shall constitute a Credit Document for all purposes of the Term Loan Credit Agreement and the other Credit Documents.  Provisions of this Amendment are deemed incorporated into the Term Loan Credit Agreement as if fully set forth therein. To the extent required by the Term Loan Credit Agreement, the Borrower and the Administrative Agent hereby consent to each Replacement Term Lender becoming a Lender under the Term Loan Credit Agreement on the Effective Date.

VI. MORTGAGES

6.1          Within 90 days of the Effective Date (or such later date as the Collateral Agent shall agree), the Borrower shall have delivered, with respect to each Mortgage, either:

(a)           (i) An opinion in form and substance reasonably satisfactory to the Collateral Agent from local counsel in the jurisdiction in which such Mortgage is recorded substantially to the effect that: (x) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Term Loan Credit Agreement, as amended pursuant to this Amendment, for the benefit of the Secured Parties; and (y) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Term Loan Credit Agreement, as amended pursuant to this Amendment, for the benefit of the Secured Parties; and (ii) title reports in scope, form and substance reasonably satisfactory to the Collateral Agent describing no liens on said Property (as defined in such Mortgage) other than Permitted Liens; or

(b)           The following documentation:

(i)            an amendment to each existing Mortgage (each, a “Mortgage Amendment,” collectively, the “Mortgage Amendments”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;

(ii)           a date down, modification and/or so-called “nonimpairment” endorsement to each Title Policy (each, a “Title Endorsement,” collectively, the “Title Endorsements”) relating to each Mortgage insuring the Collateral Agent that such Mortgage, as amended by such Mortgage Amendment, is a valid and enforceable first priority lien on the Collateral described therein in favor of the Collateral Agent for the benefit of the Secured Parties free and clear of all defects, encumbrances and liens except for Permitted Liens, and such Title Endorsements shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent;

(iii)          customary legal opinions addressed to the Collateral Agent for itself and the benefit of each of the Secured Parties covering the enforceability of the applicable Mortgage as amended by the Mortgage Amendment in form and substance reasonably satisfactory to the Collateral Agent; and

(iv)          such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the Title Endorsements and evidence of payment by the Borrower of all applicable title insurance premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments and issuance of Title Endorsements.

VII.  COVENANTS

7.1          Within 30 days of the Effective Date (or such later date as the Administrative Agent may agree in its sole discretion, acting reasonably), the Administrative Agent shall have received, with respect to Dejana, a certificate from the State of Maryland with respect to its qualification as a foreign entity in good standing to engage in business in such jurisdiction.

VIII.  REAFFIRMATION

8.1          By signing this Amendment, each Credit Party hereby confirms that (a) its obligations and liabilities under the Term Loan Credit Agreement as modified hereby (including with respect to the 2017 New Term Loans contemplated by this Amendment) and the other Credit Documents to which it is a party remain in full force and effect on a continuous basis after giving effect to this Amendment, (b) the Secured Parties remain entitled to the benefits of the Guaranty and the security interests set forth or created in the Collateral Documents and the other Credit Documents, (c) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (d) each Replacement Term Lenders shall be a “Secured Party” and a “Lender” for all purposes of the Term Loan Credit Agreement and the other Credit Documents.  Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

IX.  EXPENSES

9.1          The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable and invoiced fees, charges and disbursements of one counsel in each applicable jurisdiction to the Administrative Agent.

X.  MISCELLANEOUS

10.1        This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York without regard to conflict of law principles thereof that would result in the application of the laws of another jurisdiction.

10.2        EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AMENDMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AMENDMENT, WHICH EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION OF THIS AMENDMENT AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS HERETO OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AMENDMENT.  IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.3        This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic file shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

DOUGLAS DYNAMICS, INC.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

DOUGLAS DYNAMICS, L.L.C.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

DOUGLAS DYNAMICS FINANCE COMPANY

By:	/s/ Robert L. McCormick
Name: Robert L. McCormick
Title: Vice President, CFO, Treasurer and Secretary

FISHER, LLC

By:	Douglas Dynamics, L.L.C., its sole Member

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

TRYNEX INTERNATIONAL LLC

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Treasurer and Secretary

[Signature Page to 2017 Replacement Term Loan Amendment]

HENDERSON ENTERPRISES GROUP, INC.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Treasurer

HENDERSON PRODUCTS, INC.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Treasurer

DEJANA TRUCK & UTILITY EQUIPMENT COMPANY, LLC

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Treasurer

[Signature Page to 2017 Replacement Term Loan Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, as Collateral Agent
and as a Lender

By:	/s/ Patrick J. Reardon
Name: Patrick J. Reardon
Title: Authorized Officer

[Signature Page to 2017 Replacement Term Loan Amendment]